UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2008

Metalline Mining Company
 (Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 E. Margaret Avenue, Coeur d'Alene, Idaho	83815
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 665-2002

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 27, 2008, Metalline Mining Company (the “Company”) issued a press release that contained a letter from the Company’s President to the shareholders regarding the Company’s new resource model at its Sierra Mojada project, and plans and prospects for the project. A copy of the August 27, 2008 press release is attached to this report and incorporated herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated August 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metalline Mining Company
(Registrant)

Date: August 27, 2008	/s/ Merlin Bingham
Name: Merlin Bingham
Title: President